                                                                   Exhibit 99.24
                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                  OCTOBER 1996

                                 Series 1995-11

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $    5.36786600             Class 11-B1 ...    $    0.72219362
                  ---------------                                ---------------
Class 11-A2 ...   $    5.36786600             Class 11-B2 ...    $    0.72219175
                  ---------------                                ---------------
Class 11-A3 ...   $    5.36786602             Class 11-B3 ...    $    0.72219487
                  ---------------                                ---------------
Class 11-A4 ...   $    0.00000000             Class 11-B4 ...    $    0.72219020
                  ---------------                                ---------------
Class 11-A5 ...   $    0.00000000             Class 11-B5 ...    $    0.72219247
                  ---------------                                ---------------
Class 11-A6 ...   $    0.72219457             Class 11-R ....    $    0.00000000
                  ---------------                                ---------------
Class 11-M ....   $    0.72219245             Class 11-RL ...    $    0.00000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 11-A1 ...   $    3.97220556             Class 11-B1 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A2 ...   $    3.97220556             Class 11-B2 ...    $    0.00000000
                  ---------------                                ---------------

Class 11-A3 ...   $    3.97220557             Class 11-B3 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A4 ...   $    0.00000000             Class 11-B4 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A5 ...   $    0.00000000             Class 11-B5 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A6 ...   $    0.53442193             Class 11-R ....    $    0.00000000
                  ---------------                                ---------------
Class 11-M ....   $    0.00000000             Class 11-RL ...    $    0.00000000
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 11-A1 ...        5.02591100             Class 11-B1 ...         6.21163273
                  ---------------                                ---------------
Class 11-A2 ...        5.19921820             Class 11-B2 ...         6.21163402
                  ---------------                                ---------------
Class 11-A3 ...        4.85260358             Class 11-B3 ...         6.21163436
                  ---------------                                ---------------
Class 11-A4 ...        5.45210127             Class 11-B4 ...         6.21163305
                  ---------------                                ---------------
Class 11-A5 ...        1.79258866             Class 11-B5 ...         6.21163834
                  ---------------                                ---------------
Class 11-A6 ...        6.21163343             Class 11-R ....         0.00000000
                  ---------------                                ---------------
Class 11-M ....        6.21163354             Class 11-RL ...         0.00000000
                  ---------------                                ---------------
                                              Class 11-S ....         0.35000000
                                                                 ---------------

     iv)  The amount of accrual:                                    2,007,787.68
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          55,868.71
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date.........$     320,391,019.20
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,167
                                                                ---------------


     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 11-A1 ...      $ 16,530,140.88               826.51
                                         ---------------      ---------------
                    Class 11-A2 ...      $ 41,325,352.18               826.51
                                         ---------------      ---------------
                    Class 11-A3 ...      $ 67,585,133.95               826.51
                                         ---------------      ---------------
                    Class 11-A4 ...      $ 87,889,059.53               965.74
                                         ---------------      ---------------
                    Class 11-A5 ...      $ 51,617,940.47             1,064.29
                                         ---------------      ---------------
                    Class 11-A6 ...      $ 34,759,870.57               993.14
                                         ---------------      ---------------
                    Class 11-M ....      $  6,894,372.14               993.14
                                         ---------------      ---------------
                    Class 11-B1 ...      $  5,170,282.53               993.14
                                         ---------------      ---------------
                    Class 11-B2 ...      $  4,309,230.88               993.14
                                         ---------------      ---------------
                    Class 11-B3 ...      $  1,895,902.66               993.14
                                         ---------------      ---------------
                    Class 11-B4 ...      $  1,033,857.87               993.14
                                         ---------------      ---------------
                    Class 11-B5 ...      $  1,379,875.54               993.14
                                         ---------------      ---------------
                    Class 11-R ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 11-RL ...      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 11-S ....      $320,391,019.20               923.04
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------

          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

     (a)  delinquent
           (1) 30-59 days
      Number                15  Principal Balance  $   4,109,292.47
               ---------------                     ----------------
           (2) 60-89 days
      Number                 3  Principal Balance  $     937,405.53
               ---------------                     ----------------
           (3) 90 days or more
      Number                 0  Principal Balance  $           0.00
               ---------------                     ----------------

     (b)  in foreclosure
      Number                 3  Principal Balance  $     818,994.34
               ---------------                     ----------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 11-A5: ..............          9.533800%
                                            ---------------
              Class 11-A6: ..............          7.500000%
                                            ---------------

     1.   Senior Percentage for such Distribution Date: ....        93.55680000%
                                                                ---------------

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        82.72859300%
                                                                ---------------

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................        10.82820700%
                                                                ---------------

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------

     5.   Group I Senior Prepayment Percentage for such

          Distribution Date: ...............................       100.00000000%
                                                                ---------------

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

     7.   Junior Percentage for such Distribution Date: ....         6.44320000%
                                                                ---------------

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------